CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Current
Cash	$ 1,558	$ 26,703
Advances receivable	2,851	18,991
Total current assets	4,409	45,694
Total assets	4,409	45,694
Current
Accounts payable	81,570	107,212
Accrued liabilities	142,612	97,419
Due to related parties	986,146	815,463
Total current liabilities	1,210,328	1,020,094
Loan	0	26,874
Total liabilities	1,210,328	1,046,968
SHAREHOLDERS' DEFICIENCY
Authorized 500,000,000 Common Shares, $0.0008 per share par value Issued and outstanding 38,906,742 Common Shares (December 31, 2023 - 38,906,742)	31,125	31,125
Additional paid-in capital	43,325,272	43,325,272
Deficit accumulated during the exploration stage	(44,562,316)	(44,357,671)
Total shareholders' deficiency	(1,205,919)	(1,001,274)
Total liabilities and shareholders' deficiency	$ 4,409	$ 45,694